SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2013

NOBILITY HOMES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-06506	59-1166102
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3741 S W 7th Street Ocala, Florida	34474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (352) 732-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)

On April 3, 2013, Crowe Horwath LLP declined to stand for re-appointment as Nobility Homes, Inc.’s (the “Company”) independent certified public accounting firm after completion of the audit for the fiscal year ended November 5, 2011.

The audit reports of Crowe Horwath LLP on the consolidated financial statements of Nobility Homes, Inc. and subsidiaries as of and for the years ended fiscal years ended November 5, 2011 and November 6, 2010 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles although the Company changed its accounting relating to the balance sheet classification of its pre-owned inventory during the year ended November 5, 2011 and applied this accounting retrospectively to the November 6, 2010 balance sheet.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended November 5, 2011 and November 6, 2010 and through the date of this Current Report, there were: (1) no disagreements between the Company and Crowe Horwath LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Crowe Horwath LLP, would have caused Crowe Horwath LLP to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe Horwath LLP a copy of the disclosures in this Form 8-K and has requested that Crowe Horwath LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe Horwath LLP agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by Crowe Horwath LLP in response to that request is filed as Exhibit 16.1 to this report.

(b)

On April 4, 2013, the Company retained Averett Warmus Durkee, P.A. to serve as its independent certified public accounting firm. The Company’s Board of Directors and the Board’s Audit Committee approved retaining Averett Warmus Durkee, P.A. During the two most recent fiscal years and through April 4, 2013, neither the Company nor anyone on its behalf consulted with Averett Warmus Durkee, P.A. regarding any of the following:

(i) The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Company’s financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Averett Warmus Durkee, P.A. concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii) Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K; or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 16.1	Letter dated April 15, 2013 from Crowe Horwath LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILITY HOMES, INC.

April 15, 2013	By:	/s/ Lynn J. Cramer, Jr.
Lynn J. Cramer, Jr., Treasurer and Principal Accounting Officer